Exhibit 99.1

FORM OF RESTATED
CERTIFICATE OF INCORPORATION OF
SUNPOWER CORPORATION

SunPower Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST:  The original Certificate of Incorporation of the corporation was filed with the Secretary of State of Delaware on May 25, 2004 under the name SPR Acquisition Corporation.

SECOND:  Pursuant to an action of the Board of Directors and a written consent of stockholders of the Corporation, this Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242, 245 and 228 of the General Corporation Law of the State of Delaware.

THIRD:  This Restated Certificate of Incorporation restates, integrates and further amends the provisions of the Restated Certificate of Incorporation of the corporation, as heretofore in effect.

FOURTH:  The Restated Certificate of Incorporation of the corporation shall be amended and restated to read in full as follows:

ARTICLE I

The name of the corporation is SunPower Corporation (the “Corporation”)

ARTICLE II

A. The registered agent and the address of the registered office in the State of Delaware are:

Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
County of New Castle

B. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE III

A. The total number of shares that the Corporation shall have authority to issue is 377,542,490, consisting of 367,500,000 shares designated as common stock, par value $0.001 per share (the “Common Stock”), and 10,042,490 shares designated as preferred stock, par value $0.001 per share (the “Preferred Stock”).

B. The Common Stock shall consist of two series designated as “Class A Common Stock” and “Class B Common Stock”, and sometimes referred to herein as a “Class” or “Classes” of Common Stock. The authorized number of shares of Class A Common Stock shall be 217,500,000 and the authorized number of shares of Class B Common Stock shall be 150,000,000.

C. The Board of Directors is hereby authorized, subject to limitations prescribed by law and the provisions of this Part C of this Article III, by resolution to provide for the issuance of the remaining authorized shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences, and relative participating, optional or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions thereof.

Subject to limitations prescribed by law and the provisions of this Part C of this Article III, the authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

1. The number of shares constituting that series (including an increase or decrease in the number of shares of any such series (but not below the number of shares in any such series then outstanding)) and the distinctive designation of that series;

2. The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

3. Whether that series shall have voting rights (including multiple or fractional votes per share) in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

4. Whether that series shall have conversion privileges, and, if so, the terms and conditions of such privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

5. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;

6. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and the amount of such sinking funds;

7. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

8. Any other relative rights, preferences and limitations of that series.

No holders of shares of the Corporation of any class or series, now or hereafter authorized, shall have any preferential or preemptive rights to subscribe for, purchase or receive any shares of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe for, purchase or receive any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation, except in the case of any shares of Preferred Stock to which such rights are specifically granted by any resolution or resolutions of the Board of Directors adopted pursuant to Part C of this Article III or in the case of any shares of Common Stock to which such rights are specifically granted by Section 5 of Part D of Article III.

D. The powers, preferences, rights, restrictions and other matters relating to the Common Stock are as follows:

1. Voting Rights.

(a) All shares of Common Stock will be identical in all respects and will entitle the holders thereof to the same rights and privileges, except as expressly provided otherwise in this Restated Certificate of Incorporation (this “Certificate of Incorporation”). Except as expressly provided otherwise herein or as otherwise provided by law, all series of Common Stock shall vote together as a single Class on all matters submitted to a vote of the stockholders.

(b) The Class B Common Stock shall be issuable only to Cypress Semiconductor Corporation or any Successor in Interest (as defined below) thereto (“Cypress”), or any Subsidiary (as defined below) of Cypress; provided, however, that nothing herein will prevent (i) the distribution of such shares by Cypress to the stockholders of Cypress in connection with a Tax-Free Spin-Off (as defined below), (ii) the transfer of such shares by holders thereof following a Tax-Free Spin-Off or (iii) the issuance of shares of Class B Common Stock by the Corporation to holders thereof following a Tax-Free Spin-Off if such issuance is in connection with a dividend or distribution pursuant to Section 2 of this Part D of Article III or in connection with an exercise of an option, warrant or right issued pursuant to Section 2(c) of this Part D of Article III.

(c) The holders of shares of Common Stock shall have the following voting rights:

(i) Except as provided in Section 1(c)(iii) of this Part D of Article III, each holder of a share of Class A Common Stock shall be entitled to cast one vote on all matters submitted to a vote of the stockholders of the Corporation for each share of Class A Common Stock held by such holder.

(ii) (1) Until such date, if any, on which both (A) a Tax-Free Spin-Off has been effected and (B) the Internal Revenue Service has issued or granted a supplemental ruling that the effectiveness of the provisions in Section 1(c)(ii)(2) of this Part D of Article III will not affect the rulings contained in the private letter ruling, dated April 16, 2008 (PLR-103725-08) and will not prevent those rulings from having full force and effect (such date, the “Threshold Ruling Date”), each holder of a share of Class B Common Stock shall be entitled to cast eight votes on all matters submitted to a vote of the stockholders of the Corporation for each share of Class B Common Stock held by such holder.

(2) Effective as of the Threshold Ruling Date, except as provided in the last sentence of this Section 1(c)(ii)(2) of this Part D of Article III, for so long as any Person or entity or group of Persons or entities acting in concert beneficially owns 15% (the “Threshold Amount”) or more of the then outstanding shares of Class B Common Stock, then in any election of directors or other exercise of voting rights with respect to the election or removal of directors, such Person, entity or group shall only be entitled, as to the Class B shares beneficially owned by such Person, entity or group, to vote (or otherwise exercise voting rights with respect to) a number of shares of Class B Common Stock that equals the product of (A) the total number of shares of Class B Common Stock then outstanding multiplied by (B) the greater of (i) the Threshold Amount (expressed as a percentage) and (ii) such Person, entity or group’s Entitled Voting Percentage (as defined below) (such product, the “Voting Class B Shares”). For the purposes hereof, a Person, entity or group’s “Entitled Voting Percentage” at any time shall mean the lesser of (x) the percentage of the then outstanding shares of Class A Common Stock beneficially owned by such Person, entity or group at such time and (y) the percentage of the then outstanding shares of Class B Common Stock beneficially owned by such Person, entity or group at such time. Any shares of Class B Common Stock beneficially owned by such Person, entity or group in excess of the Voting Class B Shares shall automatically be voted in proportion to the aggregate votes of the shares of Class B Common Stock held by holders of Class B Common Stock who beneficially own less than 15% of the Class B Common Stock (ignoring abstentions and any shares that were not present in Person or represented by proxy at the meeting at which the applicable vote is taken). For purposes of this Section 1(c)(ii)(2) of this Part D of Article III, a “beneficial owner” of Common Stock includes any Person or entity or group of Persons or entities who, directly or indirectly, including through any contract, arrangement, understanding, relationship or otherwise, written or oral, formal or informal, control the voting power (which includes the power to vote or to direct the voting) of such Common Stock within the meaning of Rule 13d-3(a)(1) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) provided, however, that a Person shall not be deemed the “beneficial owner” of, or to “beneficially own,” any security under this Section 1(c)(ii)(2) of this Part D of Article III as a result of a contract, arrangement, understanding or relationship to vote such security if such contract, arrangement, understanding or relationship: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report).

(iii) Notwithstanding any other provision of this Certificate of Incorporation to the contrary, holders of Class A Common Stock shall not be eligible to vote on any alteration or change in the powers, preferences, or special rights of the Class B Common Stock that would not adversely affect the rights of the Class A Common Stock. For the foregoing purposes, the addition of any provision for the voluntary, mandatory or other conversion or exchange of the Class B Common Stock into or for Class A Common Stock on a one-for-one basis shall be deemed not to adversely affect the rights of the Class A Common Stock.

2. Dividends and Distributions.

(a) Subject to the preferences applicable to any Preferred Stock outstanding at any time, and except as otherwise provided in this Section 2 of this Part D of Article III, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor. Subject to the provisions of Sections 2(b), 2(c) and 5(a) of this Part D of Article III, no dividend shall be paid on the Class A Common Stock in any year unless an equal dividend for such year is simultaneously paid on the Class B Common Stock.

(b) In the case of a dividend or other distribution payable in Class A Common Stock or Class B Common Stock (including any distribution pursuant to a stock split or division of Class A Common Stock or Class B Common Stock), only shares of Class A Common Stock shall be distributed with respect to Class A Common Stock and only shares of Class B Common Stock shall be distributed with respect to Class B Common Stock. In the case of any such dividend or other distribution payable in shares of Class A Common Stock or Class B Common Stock, the number of shares of each Class of Common Stock payable per share of such Class of Common Stock shall be equal.

(c) In the case of a dividend or other distribution payable in rights, warrants or options to purchase shares of the capital stock of the Corporation (a “rights dividend”) that entitle the holder thereof to purchase shares of Class A Common Stock (or shares of capital stock of the Corporation having voting rights equivalent to those of the Class A Common Stock (“Equivalent Class A Shares”)) or Class B Common Stock (or shares of capital stock of the Corporation having voting rights equivalent to those of the Class B Common Stock (“Equivalent Class B Shares”)) (whether initially or upon any adjustment thereunder), then only rights to acquire Class A Common Stock or Equivalent Class A Shares may be paid to holders of Class A Common Stock and only rights to acquire Class B Common Stock or Equivalent Class B Shares may be paid to holders of Class B Common Stock. Equivalent Class A Shares and Equivalent Class B Shares refer to the issuance of (i) rights to acquire preferred stock with equivalent voting rights to Class A Shares or Class B Shares, as the case may be, and (ii) shares of such preferred stock, in each case pursuant to a shareholder rights plan adopted by the Corporation.

3. Conversion and Exchange Rights.

(a) Voluntary Conversion of Class B Common Stock into Class A Common Stock Prior to a Tax-Free Spin-Off.  Prior to the occurrence of a Tax-Free Spin-Off, the holders of Class B Common Stock shall be entitled to convert, at any time and from time to time, any share of Class B Common Stock into one (1) fully paid and non-assessable share of Class A Common Stock. Such right shall be exercised by the surrender to the Corporation of the certificate or certificates representing the shares of Class B Common Stock to be converted at any time during normal business hours at the principal executive offices of the Corporation or at the office of the Corporation’s transfer agent (the “Transfer Agent”), accompanied by a written notice from the holder of such shares stating that such holder desires to convert such shares, or a stated number of the shares represented by such certificate or certificates, into an equal number of shares of Class A Common Stock, and (if so required by the Corporation or the Transfer Agent) by instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent, duly executed by such holder or such holder’s duly authorized attorney, and transfer tax stamps or funds therefor if required pursuant to Section 3(c)(v) of this Part D of Article III. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date of the giving of the required written notice and surrender of any certificate or certificates representing shares of Class B Common Stock. Upon the date any such conversion is made or effected, all rights of the holder of such shares of Class B Common Stock as such holder shall cease, and the Person or Persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. The rights of holders of Class B Common Stock to convert shares of Class B Common Stock into Class A Common Stock pursuant to this Section 3(a) of this Part D of Article III shall expire and this Section 3(a) of this Part D of Article III shall be of no further force or effect upon the occurrence of a Tax-Free Spin-Off.

(b) Mandatory Conversion of Class B Common Stock into Class A Common Stock.

(i) Upon Transfer Prior to a Tax-Free Spin-Off.  Upon any transfer prior to the occurrence of a Tax-Free Spin-Off (for purposes of clarity, other than the original issuance or a transfer in the form of a distribution by Cypress to the stockholders of Cypress in connection with a Tax-Free Spin-Off) of any share of Class B Common Stock to any Person other than the original holder thereof, such share shall immediately and automatically (and without any action on the part of the holder or the Corporation or any other Person) convert into one (1) fully paid and non-assessable share of Class A Common Stock; provided, however, that no such conversion shall occur solely as a result of the pledge or hypothecation of, or existence of any other lien or encumbrance on, any share(s) of Class B Common Stock, and no such conversion shall occur solely as a result of a transfer by the original holder thereof or one of its Subsidiaries or its Parent to the original holder thereof or one of its Subsidiaries or its Parent; provided further, that such share of Class B Common Stock shall immediately and automatically (and without any action on the part of the holder or the Corporation or any other Person) convert into one (1) fully paid and non-assessable share of Class A Common Stock if at any time prior to the occurrence of a Tax-Free Spin-Off such holder is no longer the original holder or a Subsidiary or the Parent of the original holder of such share of Class B Common Stock. Any such conversion shall be deemed to have been effected at the close of business on the date of the transfer. Upon the date any such conversion is effected, all rights of the holder of such shares of Class B Common Stock as such holder shall cease as to the shares so converted, and the Person or Persons entitled to receive Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of shares of Class A common stock on such date. Until certificates for such shares of Class B Common Stock that have been converted have been delivered to the Corporation for exchange for certificates representing Class A Common Stock, such certificates shall be deemed to represent the shares of Class A Common Stock into which such Class B Common Stock has been converted. A transfer of a share of Class B Common Stock following a Tax-Free Spin Off or pursuant to a Tax-Free Spin-Off shall not cause an automatic conversion of such share into a share of Class A Common Stock.

(ii) Upon a Plurality Triggering Event Prior to a Tax-Free Spin-Off.  If at any time prior to the occurrence of a Tax-Free Spin-Off Cypress and its Subsidiaries collectively own less than 40% of the shares of all Classes of the Corporation’s Common Stock then outstanding (calculated without regard to the difference in voting rights between the Classes of Common Stock) (a “Plurality Triggering Event”), then each outstanding share of Class B Common Stock shall be automatically (and without any action on the part of the holder or the Corporation or any other Person) converted into one (1) fully paid and non-assessable share of Class A Common Stock. Such conversion shall be deemed to have been made at the close of business on the date of the Plurality Triggering Event, and the Person or Persons entitled to receive Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of shares of Class A Common Stock on such date. Until certificates for such shares of Class B Common Stock that have been converted have been delivered to the Corporation for exchange for certificates representing Class A Common Stock, such certificates shall be deemed to represent the shares of Class A Common Stock into which such Class B Common Stock has been converted. For the avoidance of doubt, Cypress and its Subsidiaries’ ceasing to own 40% or more of the shares of all Classes of the Corporation’s Common Stock then outstanding as a result of a Tax-Free Spin-Off shall not cause a Plurality Triggering Event to occur.

(c) Certain Provisions Relating to Stock Conversion, Exchange and Transfer.

(i) The Corporation will provide notice of any conversion pursuant to Section 3(b)(ii) of this Part D of Article III to holders of record of Common Stock as soon as practicable following such conversion; provided, however, that the Corporation may satisfy such notice requirement by providing such notice prior to any such conversion. Such notice shall be provided by mailing notice of such conversion, first class postage prepaid, to each holder of record of the Common Stock, at such holder’s address as it appears on the transfer books of the Corporation; provided, however, that neither the failure to give such notice nor any defect therein shall affect the validity of any such conversion. Each notice shall state, as appropriate, the following:

(1) the effective date of the conversion;

(2) that all outstanding shares of Class B Common Stock are converted into Class A Common Stock;

(3) the place or places at which certificates for such shares of Class B Common Stock are to be surrendered for certificates for an equivalent number of shares of Class A Common Stock; and

(4) that no dividends will be declared on the shares of Class B Common Stock after such conversion.

(ii) As promptly as practicable following the surrender of a certificate representing shares of Class B Common Stock for voluntary conversion in the manner provided in Section 3(a) of this Part D of Article III or for exchange following any event of mandatory conversion as provided in Section 3(b) of this Part D of Article III, as applicable, and the payment in cash of any amount required by Section 3(c)(v) of this Part D of Article III, the Corporation shall deliver or cause to be delivered at the office of the Transfer Agent, a certificate or certificates representing the number of full shares of Class A Common Stock issuable upon such conversion or exchange, issued in such name or names as such holder may direct.

(iii) In the event of a reclassification or other similar transaction as a result of which the shares of Class A Common Stock are converted into another security, then the holders of any outstanding shares of Class B Common Stock shall be entitled to receive upon a conversion to Class A Common Stock thereof pursuant hereto, the amount of such security that such holder would have received if it had effected such conversion immediately prior to the record date of such reclassification or other similar transaction. Except as set forth in the preceding sentence, no adjustments in respect of dividends or other distributions shall be made upon the conversion of any share of Class B Common Stock to Class A Common Stock; provided, however, that if a share of Class B Common Stock shall be converted into a share of Class A Common Stock after the record date for the payment of a dividend or other distribution on shares of Class B Common Stock, but prior to such payment, then the registered holder of such share at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on such share on such date notwithstanding the conversion thereof.

(iv) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon conversion, exchange or transfer of outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock that shall be issuable upon the conversion or exchange of all such outstanding shares of Class B Common Stock. The Corporation covenants and warrants that all shares of Class A Common Stock issued upon conversion of shares of Class B Common Stock will, upon issuance in accordance with the terms of Sections 3(a) and 3(b) of this Part D of Article III, be validly issued, fully paid and non-assessable.

(v) The issuance of certificates for shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge to the holders of such shares for any stamp or other similar tax in respect of such issuance; provided, however, that if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, then the Person or Persons requesting the issuance thereof shall pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.

4.  Stock Splits.  Without the approval of the holders holding at least two-thirds of the outstanding shares of the Class A Common Stock and Class B Common Stock, each voting as a separate series, the Corporation shall not in any manner subdivide (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combine (by reverse stock split, reclassification, recapitalization or otherwise) the outstanding shares of one Class of Common Stock unless the outstanding shares of all series of Common Stock shall be proportionately subdivided or combined.

5.  Options, Rights or Warrants.

(a) Subject to the following sentence, if the Corporation issues or makes an offering or distribution to all holders of a Class of Common Stock of shares of any class or series of its capital stock or options, rights or warrants to subscribe for such shares, then the Corporation shall simultaneously issue or make a similar offering or distribution of the same number of shares, options, rights, or warrants per share to all holders of the other outstanding Classes of Common Stock, except that it need not issue or make such offering or distribution to any such Class of Common Stock in the event that the holders of a majority of the shares of such Class of

Common Stock, voting as a separate class, determine that such offering or distribution need not be made to such Class. However, notwithstanding anything in this Section 5(a) of this Part D of Article III to the contrary, in the event that the Corporation issues or makes an offering or distribution to all holders of any Class of Common Stock of shares of that Class of Common Stock or options, rights or warrants to subscribe for such shares, then the similar offering or distribution to be made to any holder of the other Class of Common Stock pursuant to this Section 5(a) of this Part D of Article III, shall be for options, warrants or rights which entitle such holder, upon exercise thereof, to purchase the Class or Classes of Common Stock then held by such holder.

(b) Subject to Section 5(a) of this Part D of Article III, the Corporation shall have the power to create and issue, whether or not in connection with the issuance and sale of any shares of stock or other securities of the Corporation, rights, options or warrants entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or series at the time authorized, such rights, options or warrants to have such terms and conditions, and to be evidenced by or in such instrument or instruments, as shall be approved by the Board of Directors.

6.  No Preemptive Rights.  The holders of shares of Common Stock are not entitled to any preemptive right to subscribe for, purchase or receive any part of any new or additional issue of stock of any class or series of the Corporation, whether now or hereafter authorized, or of bonds, debentures or other securities convertible into or exchangeable for stock of the Corporation.

7.  No Reissuance.  No share or shares of Class B Common Stock acquired by the Corporation by reason of redemption, purchase, conversion, exchange or otherwise shall be reissued and all such shares shall be cancelled, retired and eliminated from the shares that the Corporation is authorized to issue.

8.  Certain Definitions.

(a) “Affiliate” means as to any Person, any other Person who controls, is controlled by, or is under common control with such Person.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Parent” means, with respect to any Person, any other Person that owns, directly or indirectly, more than 50% of the capital stock (or other voting interests) the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such first Person or who is a Successor in Interest to such first Person.

(d) “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, trust or other entity, including governmental authorities.

(e) “Subsidiary” means, with respect to any Person, any other Person in which such first Person owns, directly or indirectly, more than 50% of the capital stock (or other voting interests) the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such Person.

(f) “Successor in interest” means, with respect to any Person, any other Person who, together with its Affiliates, acquires (whether by acquisition of new or existing securities, repurchase or cancellation of existing securities, merger, consolidation, business combination, sale, lease, exchange, transfer, license or acquisition of assets or otherwise) beneficial ownership of 50% or more of the total outstanding voting securities or all or substantially all of the assets of such first Person.

(g) “Tax-Free Spin-Off” means a distribution (whether by dividend, exchange or otherwise) of Common Stock (and Preferred Stock, if any) of the Corporation or common stock (and preferred stock, if any) of a Person that is a successor to the Corporation to holders of common stock of Cypress intended to qualify as a tax-free distribution under Section 355 of the Code, or any successor thereto.

ARTICLE IV

A. Number of Directors.  Subject to Section 4 of Article VII, and except as otherwise provided for or fixed pursuant to the provisions of Article III hereof relating to the rights of the holders of any one or more series of Preferred Stock to elect additional directors, the authorized number of directors of the corporation shall be determined from time to time by resolution adopted by the affirmative vote of the majority of the entire Board of Directors at any regular or special meeting of such Board.

B. Classes of Directors.  From and after such date, if any, on which (i) a Tax-Free Spin-Off is effected or (ii) a Plurality Triggering Event has previously occurred and Cypress is no longer consolidating the Corporation for accounting purposes (provided that, if on any such date following the occurrence of a Plurality Triggering Event, Cypress would not be consolidating the Corporation for accounting purposes but for the existence of the provisions of this Restated Certificate of Incorporation which expire upon the occurrence of a Consolidation Triggering Event, then for purposes of this definition, Cypress shall be deemed not to be consolidating the Corporation for accounting purposes on such date) (any such event specified in clause (i) or (ii), an “Consolidation Triggering Event”), the Board of Directors, other than those directors elected by the holders of any one or more series of Preferred Stock as provided for or fixed pursuant to the provisions of Article III hereof, shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible. The initial designees for each class of directors shall be determined as set forth in the By-laws as in effect on the date of this Certificate of Incorporation. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. The initial term of office of directors of Class I shall expire at the next annual meeting of stockholders following a Consolidation Triggering Event, the initial term of office of directors of Class II shall expire at the second annual meeting of stockholders following a Consolidation Triggering Event, and the initial term of office of directors of Class III shall expire at the third annual meeting of stockholders following a Consolidation Triggering Event, and in all cases as to each director until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Following the occurrence of a Consolidation Triggering Event, at each annual meeting of stockholders the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

C. Vacancies and Removal.  Subject to the provisions hereof, newly created directorships resulting from any increase in the authorized number of directors, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class, if any, of directors in which the new directorship was created or in which the vacancy occurred, and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. Subject to the provisions of this Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Prior to the occurrence of a Consolidation Triggering Event, any director or the entire Board of Directors of the Corporation may be removed from office at any time, with or without cause, by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors. Following the occurrence of a Consolidation Triggering Event and the classification of the Board of Directors as set forth in Section A of this Article IV, the ability of stockholders to remove directors will be as provided by Section 141(k)(1) of the DGCL (or any successor to such statue).

ARTICLE V

A. Power of Stockholders to Act by Written Consent.  Until the occurrence of a Consolidation Triggering Event, all actions required to be taken at any annual or special meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings or stockholders are recorded. Following the occurrence of a Consolidation Triggering Event, no action required or permitted to be taken at any annual or special meeting of the stockholders of the corporation may be taken without a meeting and the power of the stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

B. Special Meetings of Stockholders.  Until the occurrence of a Consolidation Triggering Event, special meetings of the stockholders of the Corporation may be called for any purpose or purposes in accordance with the provisions set forth in the By-laws of the Corporation by Cypress as well as any other Person specified in the By-laws. Following the occurrence of a Consolidation Triggering Event, special meetings of the stockholders of the Corporation may be called for any purpose or purposes in accordance with the provisions set forth in the By-laws of the Corporation.

C. Cumulative Voting.  The stockholders of the Corporation shall not have cumulative voting.

ARTICLE VI

A. This Article VI anticipates the possibility (1) that Cypress may be a majority or significant stockholder of the Corporation, (2) that certain officers and/or directors of the Corporation may also serve as officers and/or directors of Cypress, (3) that the Corporation and Cypress, either directly or through their subsidiaries, may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities, and (4) that benefits may be derived by the Corporation through its continued contractual, corporate and business relations with Cypress and its subsidiaries. The provisions of this Article VI shall, to the fullest extent permitted by law, define the conduct of certain affairs of the Corporation and its subsidiaries as they may involve Cypress and its subsidiaries, and its officers and directors, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.

B. Except as may be otherwise provided in a written agreement between the Corporation and Cypress, the Corporation shall not be deemed to have an interest or expectancy in any business opportunity, transaction, or other matter in which Cypress or any of its officers, directors, employees or agents engages or seeks to engage other than opportunities that are specifically applicable to the solar energy business and not applicable to or reasonably related to any business conducted by Cypress. Neither Cypress nor any officer, director, employee or agent thereof shall be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders by reason of Cypress or any officer, director, employee or agent thereof exercising its right to engage in any activities or lines of business, or to pursue (or fail to offer or communicate to the Corporation) any business opportunity, transaction or other matter other than opportunities that are specifically applicable to the solar energy business and not applicable to or reasonably related to any business conducted by Cypress.

C. For purposes of this Article VI only: (i) The term “Corporation” shall mean the Corporation and all corporations, partnerships, joint ventures, associations and other entities in which the Corporation beneficially owns (directly or indirectly) 50% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests, and (ii) the term “Cypress” shall mean Cypress and all corporations, partnerships, joint ventures, associations and other entities in which Cypress beneficially owns (directly or indirectly) 50% or more of the outstanding voting stock, voting power, partnership interests or similar voting interests (other than the Corporation, defined in accordance with clause (i) of this Section C of Article VI).

ARTICLE VII

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

1. Except as provided Section 4 of this Article VII (which expires upon the occurrence of a Consolidation Triggering Event), the Board of Directors is expressly authorized to adopt, amend or repeal the By-laws of the Corporation by vote of at least a majority of the members of the Board of Directors.

2. Elections of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

3. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-laws of the Corporation may provide or as may be designated from time to time by the Board of Directors.

4. Until the occurrence of a Consolidation Triggering Event, a vote of at least 75% of the then-authorized number of the members of the Board of Directors shall be required to:

(a) adopt, amend or repeal the By-laws of the Corporation;

(b) amend the Certificate of Incorporation of the Corporation (including by way of a Certificate of Designations or otherwise);

(c) appoint or remove the Chief Executive Officer of the Corporation;

(d) designate or appoint, or allow the Corporation to nominate or recommend for election by stockholders of the Corporation, an individual to the Board of Directors of the Corporation;

(e) change the size of the Board of Directors of the Corporation to be other than in the range of five (5) to seven (7) members;

(f) form a committee of the Board of Directors of the Corporation or establish or change a charter, committee responsibilities or committee membership of any committee of the Board of Directors of the Corporation;

(g) adopt any stockholder rights plan, “poison pill” or other similar arrangement; or

(h) approve any transaction or series of related transactions which would involve a merger, consolidation, restructuring, sale of substantially all of the assets of the Corporation or any of its Subsidiaries or otherwise result in any Person or entity obtaining control over the Corporation or any of its Subsidiaries;

provided, however, that the requirement to obtain any such supermajority vote of the Board of Directors of the Corporation as set forth in this Section 4 of Article VII may be waived at any time by Cypress in its capacity as a stockholder of the Corporation, in its sole discretion. This Section 4 of Article VII shall expire and be of no further force or effect upon the occurrence of a Consolidation Triggering Event.

ARTICLE VIII

A. Limitation of Liability.  To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware Corporation Law hereafter is amended to further eliminate or limit the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

B. 1. Right to Indemnification.  Each Person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, except as may be prohibited by applicable law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in paragraph 3 of this Section B of Article VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation.

2. Right to Advancement of Expenses.  The right to indemnification conferred in paragraph 1 of this Section B of Article VIII shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

3. Right of Indemnitee to Bring Suit.  The rights to indemnification and to the advancement of expenses conferred in paragraphs 1 and 2 of this Section B of Article VIII shall be contract rights. If a claim under paragraph 1 or 2 of this Section B of Article VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its board of directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section B of Article VIII or otherwise shall be on the Corporation.

4. Non-Exclusivity of Rights.  The rights to indemnification and to the advancement of expenses conferred in this Section B of Article VIII shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, the Corporation’s certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

5. Insurance.  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such Person against such expense, liability or loss under the DGCL.

6. Indemnification of Employees and Agents of the Corporation.  The Corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Section B of Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

C. Amendment.  The duties of the Corporation to indemnify and to advance expenses to any Person as provided in this Article VIII shall be in the nature of a contract between the Corporation and each such Person, and neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or action or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

Except as otherwise provided in this Certificate of Incorporation, the Corporation reserves the right to amend or repeal any provision, rescind or amend in any respect any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

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IN WITNESS WHEREOF, SunPower Corporation has caused this certificate to be signed on its behalf on this  day of          , 2008.

By:
Name:

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